UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on May 6, 2021, Broadridge Financial Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (the “Underwriters”), with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $1,000,000,000 aggregate principal amount of its 2.600% Senior Notes due 2031 (the “Notes”). The Underwriting Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2021 and is incorporated herein by reference.

The Offering of the Notes was made pursuant to a registration statement on Form S-3, File No. 333-233075 (the “Registration Statement”) of the Company and a prospectus supplement dated May 6, 2021 (the “Prospectus Supplement”) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on May 7, 2021. The Offering closed on May 17, 2021.

On May 17, 2021, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”), dated as of May 17, 2021, to its indenture dated as of May 29, 2007, among the Company and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture”, and, as supplemented by the Fifth Supplemental Indenture, the “Indenture”), and issued thereunder $1,000,000,000 aggregate principal amount of the Notes. The Notes bear interest at the rate of 2.600% per annum and will mature on May 1, 2031. Interest on the Notes is payable in cash on May 1 and November 1 of each year, beginning on November 1, 2021.

The Company may redeem at its election, at any time or from time to time, some or all of the Notes before they mature at a redemption price equal to (i) 100% of the principal amount of Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date (subject to the rights of holders of record of such Notes on the relevant record date to receive interest due on the relevant interest payment date), plus (ii) a “make-whole” premium (as detailed in the forms of Notes filed herewith). Notwithstanding the foregoing, if the Notes are redeemed on or after February 1, 2031, the redemption price will not include the applicable “make-whole” premium.

Upon a change of control repurchase event, as defined in the Indenture, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued and unpaid interest, if any, to, but not including, the date of purchase.

The Indenture also contains provisions that would have required a special mandatory redemption of the Notes under certain circumstances, as set forth in the Indenture, relating to the potential failure of the Company to consummate its previously-announced acquisition of Itiviti Holding AB, a company incorporated under the laws of Sweden (the “Acquisition”). However, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2021, the Company completed the Acquisition on May 12, 2021. As a result of the consummation of the Acquisition, by the terms of the Indenture, the special mandatory redemption provisions will not be operative.

The Notes are the Company’s general unsecured senior obligations and rank equally with the Company’s other unsecured senior indebtedness. The Notes effectively rank junior in right of payment to the Company’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness and to all liabilities of the Company’s subsidiaries. The Notes are not guaranteed by the Company’s subsidiaries, through which the Company currently conducts substantially all of its operations.

The Indenture contains restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indenture contains customary terms providing that, upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company, the principal amount of the Notes, together with any accrued and unpaid interest through the occurrence of such event, shall be immediately due and payable.

The above descriptions of the Underwriting Agreement, the Base Indenture, the Fifth Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of those agreements filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, which are incorporated by reference herein.

In connection with the Notes offering, Cahill Gordon & Reindel LLP provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On May 17, 2021, the Company issued a press release announcing the closing of its offering of $1,000,000,000 aggregate principal amount of the Notes. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01. The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 6, 2021, among Broadridge Financial Solutions, Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (incorporated by reference to Exhibit 1.1 to Form 8-K filed on May 7, 2021).

4.1
Indenture dated as of May 29, 2007 by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 30, 2007).

4.2	Fifth Supplemental Indenture dated as of May 17, 2021, by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee.
4.3	Form of Broadridge Financial Solutions, Inc. 2.600% Senior Notes due 2031 (included in Exhibit 4.2).
5.1	Opinion of Cahill Gordon & Reindel LLP.
23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1).
99.1	Press Release, dated May 17, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Edmund Reese
	Name:	Edmund Reese
	Title:	Corporate Vice President and Chief Financial Officer